    EXHIBIT 10.36

NOTE: Certain identified information IN THIS AMENDMENT has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. SUCH PORTIONS HAVE BEEN REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE.

Kyndryl Amendment No. 12 (this “Amendment No. 12”)

Reference is made to:

(I)the Private Cloud Information Technology Services Agreement, made and entered into as of December 31, 2019 (the “Private Cloud ITSA”, and together with all exhibits, attachments and amendments thereto, the “Private Cloud ITSA Agreement”); and

(II)the Amended and Restated 2019 Information Technology Services Agreement, made and entered into as of December 31, 2019 (the “A&R ITSA”, and together with all exhibits, attachments and amendments thereto, the “A&R ITSA Agreement”), collectively, the “Agreements”,

all by and between Kyndryl, Inc. (novatee of International Business Machines Corporation, “Supplier Party”) and
Broadridge Financial Solutions, Inc. (“Customer Party”) (and collectively, the “Contracting Parties”).

This amendment (the “Amendment”) is: (i) with respect to the Private Cloud ITSA Agreement, the “Amendment No. 12”; and (ii) with respect to the A&R ITSA Agreement, the “Amendment No. 2”, and both (i) and (ii) are effective as of October 8, 2021 (the “Amendment Effective Date” for both the foregoing Amendment No. 12 and Amendment No. 2, respectively). This Amendment is made a part of, and amends, the corresponding Agreements as set forth below.

The Contracting Parties agree as follows:

1.Defined Terms. All capitalized terms used but not defined herein have the same meanings ascribed to them in the Private Cloud ITSA Agreement or the A&R ITSA Agreement, as applicable.
2.Section 11.05 (Records Management) of each of the Private Cloud ITSA and the A&R ITSA is hereby amended by replacing “five years, unless a longer period is required by Law” with “seven years, unless a longer period is required by Law”.
3.Supplier shall refresh all the technology used to provide the Services as set forth in the Private Cloud ITSA by no later than the following dates: [****].
4.Notwithstanding anything to the contrary in the A&R ITSA Agreement, Supplier’s refresh of [****], shall be completed by [****].
5.Notwithstanding anything to the contrary in the Private Cloud ITSA or the A&R ITSA: (a) to the extent applicable and in the manner permissible under the Supplier Laws, Supplier must conduct [****], a background and criminal records check of each MSDO that at a minimum complies with [****], as set forth in [****]; and (b) to the extent any requirement of the background and/or criminal records check policies applicable to MSDOs prior to the

Amendment Effective Date under either the Private Cloud ITSA or A&R ITSA conflicts with any requirement set forth in [****] hereto, then the more stringent requirement shall apply on and after the Amendment Effective Date.
6.Notwithstanding anything to the contrary in the Private Cloud ITSA or the A&R ITSA: (a) in addition to the Business Continuity Plan requirements set forth in each of the Private Cloud ITSA and the A&R ITSA, such Business Continuity Plan at a minimum must comply with the [****] and the [****]; and (b) to the extent any requirement of the Business Continuity Plan prior to the Amendment Effective Date under either the Private Cloud ITSA or A&R ITSA conflicts with the [****] or the [****], then the more stringent requirement shall apply on and after the Amendment Effective Date.
7.General.

(a)Except as expressly amended by this Amendment, the respective Agreements remain in full force and effect.
(b)In the event of any conflict between the terms and conditions of this Amendment, and the terms and conditions of the Agreements, the terms and conditions of this Amendment shall prevail.
(c)This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one single agreement between the Parties, and signatures may be exchanged via facsimile or electronically and shall be deemed originals.

[Signatures follow]

Broadridge Financial Solutions, Inc.            Kyndryl, Inc.
By: /s/ Michael Synn                        By: /s/ Loyd Simpson
Name: Michael Synn                        Name: Loyd Simpson
Date: 11-29-2021                        Title: Global Client Partner Executive
Date: 11-23-2021

Broadridge Financial Solutions, Inc.
By: /s/ Pierce Greene
Name: Pierce Greene
Date: 11-29-2021